MERRILL LYNCH
NEW MEXICO
MUNICIPAL
BOND FUND


[FUND LOGO]
STRATEGIC
         Performance


Annual Report
July 31, 1997



Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch New Mexico
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                   #18035 -- 7/97

[RECYCLE LOGO] Printed on post-consumer recycled paper



Merrill Lynch New Mexico Municipal Bond Fund              July 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended July 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields to recent historic lows. A slowing domestic economy, a continued benign, if not improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields had declined approximately 50 basis points (0.50%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to end the July 31, 1997 quarter at 5.49%, their lowest level since early 1994.

The decline in tax-exempt yields in recent months has been even more impressive given that the municipal market has lost much of the technical support it had enjoyed for over a year. In previous quarters, new tax-exempt bond issuance declined or remained stable. During the six months ended July 31, 1997, approximately $100 billion in new long-term municipal securities was underwritten, an increase of over 7.5% versus the comparable period in 1996. As tax-exempt bond yields declined, many municipal bond issuers have taken this opportunity to both issue new debt and refinance older, higher-couponed debt with new, lower-yielding issues. This refinancing has led to a surge in tax-exempt issuance in recent months. Over the three months ended July 31, 1997, new long-term tax-exempt bond issuance totaled approximately $55 billion, an increase of over 15% versus the July 31, 1996 quarter.

The decline in municipal bond yields has also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until investors became more acclimated to the current levels. Should interest rates stabilize, we expect investor demand to return to earlier levels. Also, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued allure of the US equity market, it is likely that much of these assets will be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking forward, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance has largely borrowed from that originally scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will prevent any further bond refinancings, reducing future supply. Unless the current positive economic fundamentals undergo immediate and significant deterioration, any increase in municipal bond yields is likely to be viewed as an opportunity to purchase more attractively priced tax-exempt securities.

Fiscal Year in Review
During the past 12 months, the municipal bond market was characterized by tremendous price volatility within a narrow trading range. We focused on purchasing long-term bonds as yields approached 6.00% and selling these securities as yields rallied to 5.50%. The Fund was fully invested in long-term securities during most of the fiscal year to seek to achieve an above industry average current yield. During the 12-month period, our primary emphasis was on current coupon and premium coupon bonds. These securities provide a high level of income and are subject to less market movement during periods of volatility. The Fund's cash equivalent reserves fluctuated between 5% -- 10% of total assets, and a large portion of assets committed to longer-term maturities currently have coupons structured for income rather than price appreciation. This strategy served the Fund well during this particularly volatile period for the fixed-income markets in general, generating total return performance comparable to similar New Mexico municipal bond funds as well as an above-average yield.

Portfolio Matters
During the six months ended July 31, 1997, we maintained a slightly constructive posture on interest rates. We believed that the strong economic growth that prevailed in the first quarter of 1997 would slow considerably in the second quarter. Slow growth combined with continued low inflation and a balanced budget accord provided a significant decline in long-term interest rates.

The municipal market in New Mexico continued to see very little activity during the past six months. This was a result of the small amount of new issuance, just over $750 million in municipal bonds, coming to the New Mexico tax-exempt market, although this represents an increase in issuance as compared to the same period in 1996. During the past three months, just over $300 million in bonds was issued in New Mexico, a decline of 7% versus the comparable period a year ago. Additionally, the majority of new issuance in New Mexico had been dominated by current coupons and poor call protection features, which would not have enhanced the Fund's overall structure.

In Conclusion
We have adopted a slightly defensive posture for the second half of 1997. We believe that economic growth will reappear and that there will be an increase in long-term interest rates. Our strategy will be to favor higher-couponed issues that have greater potential for capital appreciation over interest rate-sensitive securities. As new issuance in the New Mexico tax-exempt market remains at low levels, we expect to continue to remain fully invested in the coming months.

We appreciate your ongoing interest in Merrill Lynch New Mexico
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT D. SNEEDEN
Robert D. Sneeden
Portfolio Manager

September 5, 1997

We are pleased to announce that Robert D. Sneeden is responsible for the day-to-day management of Merrill Lynch New Mexico Municipal Bond Fund. Mr. Sneeden has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1994 as Portfolio Manager. Prior thereto, he was a Vice President at Lehman Brothers from 1990 to 1994.



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                                      12 Month     3 Month
                                                  7/31/97      4/30/97     7/31/96     % Change    % Change
Class A Shares*                                   $10.82       $10.40      $10.36       +4.44%      +4.04%
Class B Shares*                                    10.82        10.40       10.36       +4.44       +4.04
Class C Shares*                                    10.83        10.41       10.36       +4.54       +4.03
Class D Shares*                                    10.82        10.40       10.36       +4.44       +4.04
Class A Shares -- Total Return*                                                         +9.86(1)    +5.33(2)
Class B Shares -- Total Return*                                                         +9.30(3)    +5.19(4)
Class C Shares -- Total Return*                                                         +9.29(5)    +5.16(6)
Class D Shares -- Total Return*                                                         +9.75(7)    +5.30(8)
Class A Shares -- Standardized 30-day Yield         4.39%
Class B Shares -- Standardized 30-day Yield         4.08%
Class C Shares -- Standardized 30-day Yield         3.97%
Class D Shares -- Standardized 30-day Yield         4.30%

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.531 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.130 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.478 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.117 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.467 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.114 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.521 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.127 per share ordinary income dividends.




[GRAPHIC WORM CHART OMITTED: Total Return Based on a $10,000 Investment]

Total Return Based on a $10,000 Investment--Class A Shares and Class B
Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                          5/06/94**              7/97
ML New Mexico Municipal Bond Fund+--
Class A Shares*                            $9,600               $12,433
ML New Mexico Municipal Bond Fund+--
Class B Shares*                           $10,000               $12,640
Lehman Brothers Municipal Bond
Index++                                   $10,000               $12,943


Total Return Based on a $10,000 Investment--Class C Shares and Class D
Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                         10/21/94**              7/97
ML New Mexico Municipal Bond Fund+--
Class C Shares*                           $10,000               $12,534
ML New Mexico Municipal Bond Fund+--
Class D Shares*                            $9,600               $12,211
Lehman Brothers Municipal Bond
Index++                                   $10,000               $13,054

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of Operations.
+ ML New Mexico Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of New Mexico, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
   Past performance is not predictive of future performance.



Average Annual Total Return

                            % Return Without     % Return With
                              Sales Charge       Sales Charge**
Class A Shares*
Year Ended 6/30/97               +8.08%              +3.76%
Inception (5/06/94)
through 6/30/97                  +7.68               +6.29

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                 % Return          % Return
                               Without CDSC       With CDSC**
Class B Shares*
Year Ended 6/30/97               +7.54%              +3.54%
Inception (5/06/94)
through 6/30/97                  +7.13               +6.86

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                  % Return          % Return
                                Without CDSC       With CDSC**
Class C Shares*
Year Ended 6/30/97               +7.32%               +6.32%
Inception (10/21/94)
through 6/30/97                  +7.71                +7.71

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                              % Return Without     % Return With
                                Sales Charge       Sales Charge**
Class D Shares*
Year Ended 6/30/97               +7.98%               +3.66%
Inception (10/21/94)
through 6/30/97                  +8.33                +6.69

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.




Performance Summary -- Class A Shares

                       Net Asset Value      Capital Gains
Period Covered      Beginning     Ending     Distributed     Dividends Paid*     % Change**
5/6/94 -- 12/31/94    $10.00      $9.70          --              $0.388           + 0.87%
1995                    9.70      10.75          --               0.621           +17.65
1996                   10.75      10.54          --               0.543           + 3.27
1/1/97 -- 7/31/97      10.54      10.82          --               0.292           + 5.68
                                                           Total $1.844
                                           Cumulative total return as of 7/31/97: +29.51%**




Performance Summary -- Class B Shares

                       Net Asset Value      Capital Gains
Period Covered      Beginning     Ending     Distributed     Dividends Paid*     % Change**
5/6/94 -- 12/31/94    $10.00      $9.70          --              $0.355           + 0.53%
1995                    9.70      10.75          --               0.569           +17.06
1996                   10.75      10.54          --               0.490           + 2.75
1/1/97 -- 7/31/97      10.54      10.82          --               0.262           + 5.37
                                                           Total $1.676
                                           Cumulative total return as of 7/31/97: +27.40%***




Performance Summary -- Class C Shares

                       Net Asset Value      Capital Gains
Period Covered      Beginning     Ending     Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94  $9.89       $9.70          --              $0.099           - 0.90%
1995                   9.70       10.76          --               0.556           +17.02
1996                  10.76       10.55          --               0.479           + 2.64
1/1/97 -- 7/31/97     10.55       10.83          --               0.256           + 5.30
                                                           Total $1.390
                                           Cumulative total return as of 7/31/97: +25.34%***




Performance Summary -- Class D Shares

                       Net Asset Value      Capital Gains
Period Covered      Beginning     Ending     Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94  $9.89       $9.70          --              $0.121           - 0.67%
1995                   9.70       10.75          --               0.611           +17.53
1996                  10.75       10.54          --               0.533           + 3.17
1/1/97 -- 7/31/97     10.54       10.82          --               0.286           + 5.62
                                                           Total $1.551
                                           Cumulative total return as of 7/31/97: +27.20%**

*   Figures may include short-term capital gains distributions.
**  Figures do not include sales charge; results would be lower if sales charge was included.
*** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Merrill Lynch New Mexico Municipal Bond Fund                                                                       July 31, 1997

SCHEDULE OF INVESTMENTS                                                                                            (in Thousands)

  S&P    Moody's     Face                                                                                                Value
Ratings  Ratings    Amount                                            Issue                                            (Note 1a)
New Mexico -- 92.5%

AAA     Aaa          $1,000  Albuquerque, New Mexico, Airport Revenue Bonds, AMT, Series A, 6.60% due 7/01/2016 (d)     $1,096
AA      Aa              500  Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series A, 5.75%
                             due 4/01/2016                                                                                 520
NR*     A               500  Carlsbad, New Mexico, Sales Tax Revenue Bonds, 6.30% due 10/01/2010                           534
A1+     P1              500  Farmington, New Mexico, PCR (Arizona Public Service Co.), VRDN, AMT, Series C,
                             3.70% due 9/01/2024 (a)                                                                       500
                             Farmington, New Mexico, PCR, Refunding, Series A:
AAA     Aaa             500  (Public Service Company of New Mexico), 6.375% due 12/15/2022 (d)                             553
BB+     Ba1             500  (Public Service Company of San Juan), 6.30% due 12/01/2016                                    522
A+      A2            1,000  (Southern California Edison Company), 7.20% due 4/01/2021                                   1,092
AAA     Aaa           1,780  Gallup, New Mexico, PCR, Refunding (Plains Electric Generation), 6.65% due 8/15/2017 (b)    1,977
AAA     Aaa           1,000  Las Cruces, New Mexico, Health Facilities Revenue Refunding Bonds (Evangelical
                             Lutheran Project), 6.45% due 12/01/2017 (e)                                                 1,106
A       A2            1,000  Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge Corporation Project),
                             6.50% due 4/01/2013                                                                         1,079
AAA     Aaa           1,000  Los Alamos County, New Mexico, Utility System Revenue Refunding Bonds, Series A,
                             6% due 7/01/2015 (e)                                                                        1,067
NR*     A             1,955  New Mexico Educational Assistance Foundation, Student Loan Revenue Bonds, AMT,
                             First Sub-Series A-2, 6.65% due 11/01/2025                                                  2,074
                             New Mexico Mortgage Finance Authority, Mortgage-Backed Securities (c)(f):
NR*     Aaa             750  Series A, 6.875% due 1/01/2025                                                                833
AAA     NR*             500  Series F, 7% due 1/01/2026                                                                    557
                             New Mexico Mortgage Finance Authority, S/F Mortgage Program, AMT (f):
AAA     NR*             895  Series A, 6.65% due 7/01/2026                                                                 947
AAA     NR*             985  Series H, 6.60% due 7/01/2015                                                               1,040
AA      A1              750  New Mexico State University, Revenue Refunding and Improvement Bonds, 5.75%
                             due 4/01/2016                                                                                 769
AAA     Aaa           1,000  Santa Fe County, New Mexico, Correctional System Revenue Bonds, 6% due 2/01/2027 (e)        1,123
AA      A1              500  University of New Mexico, University Revenue Bonds, Series B, 5.75% due 6/01/2022             516

Puerto Rico -- 5.7%
BBB+    Baa1          1,000  Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T, 6.375%
                             due 7/01/2024                                                                               1,098

Total Investments (Cost -- $17,730) -- 98.2%                                                                            19,003

Other Assets Less Liabilities -- 1.8%                                                                                      343
                                                                                                                   -----------
Net Assets -- 100.0%                                                                                                   $19,346
                                                                                                                   ===========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1997.
(b) MBIA Insured.
(c) FHA Insured.
(d) AMBAC Insured.
(e) FSA Insured.
(f) GNMA/FNMA Collateralized.
*   Not Rated.
Ratings of issues shown have not been
audited by Deloitte & Touche LLP.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New Mexico
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
PCR     Pollution Control Revenue Bonds
S/F     Single-Family
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1997

Assets:            Investments, at value (identified cost --$17,729,989) (Note 1a)                     $19,003,082
                   Cash                                                                                     95,361
                   Receivables:
                   Interest                                                                 $257,416
                   Beneficial interest sold                                                   33,664       291,080
                                                                                        ------------
                   Deferred organization expenses (Note 1e)                                                 20,387
                   Prepaid registration fees and other assets (Note 1e)                                     11,205
                                                                                                      ------------
                   Total assets                                                                         19,421,115
                                                                                                      ------------

Liabilities:       Payables:
                   Dividends to shareholders (Note 1f)                                        24,495
                   Beneficial interest redeemed                                               11,564
                   Distributor (Note 2)                                                        6,173
                   Investment adviser (Note 2)                                                 1,762        43,994
                                                                                        ------------
                   Accrued expenses and other liabilities                                                   31,197
                                                                                                      ------------
                   Total liabilities                                                                        75,191
                                                                                                      ------------

Net Assets:        Net assets                                                                          $19,345,924
                                                                                                      ============

Net Assets         Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:        shares authorized                                                                       $35,687
                   Class B Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized                                                                       108,138
                   Class C Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized                                                                         9,988
                   Class D Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized                                                                        24,946
                   Paid-in capital in excess of par                                                     17,676,759
                   Undistributed realized capital gains on investments -- net                              217,313
                   Unrealized appreciation on investments -- net                                         1,273,093
                                                                                                      ------------
                   Net assets                                                                          $19,345,924
                                                                                                      ============

Net Asset Value:   Class A -- Based on net assets of $3,861,823 and 356,866 shares
                   of beneficial interest outstanding                                                       $10.82
                                                                                                      ============
                   Class B -- Based on net assets of $11,703,165 and 1,081,380 shares
                   of beneficial interest outstanding                                                       $10.82
                                                                                                      ============
                   Class C -- Based on net assets of $1,081,509 and 99,883 shares
                   of beneficial interest outstanding                                                       $10.83
                                                                                                      ============
                   Class D -- Based on net assets of $2,699,427 and 249,457 shares
                   of beneficial interest outstanding                                                       $10.82
                                                                                                      ============

                   See Notes to Financial Statements.





Statement of Operations

                                                                                                  For the Year Ended
                                                                                                       July 31, 1997

Investment Income    Interest and amortization of premium and discount earned                             $1,280,938
(Note 1d):
Expenses:            Investment advisory fees (Note 2)                                        $120,031
                     Account maintenance & distribution fees -- Class B (Note 2)                69,591
                     Professional fees                                                          56,941
                     Printing and shareholder reports                                           40,367
                     Accounting services (Note 2)                                               32,909
                     Registration fees (Note 1e)                                                11,972
                     Amortization of organization expenses (Note 1e)                            11,573
                     Transfer agent fees -- Class B (Note 2)                                     6,565
                     Account maintenance & distribution fees -- Class C (Note 2)                 5,338
                     Pricing fees                                                                3,700
                     Account maintenance fees -- Class D (Note 2)                                2,293
                     Custodian fees                                                              2,112
                     Transfer agent fees -- Class A (Note 2)                                     1,861
                     Trustees' fees and expenses                                                 1,049
                     Transfer agent fees -- Class D (Note 2)                                       908
                     Transfer agent fees -- Class C (Note 2)                                       455
                     Other                                                                       1,887
                                                                                          ------------
                     Total expenses before reimbursement                                       369,552
                     Reimbursement of expenses (Note 2)                                       (118,290)
                                                                                          ------------
                     Total expenses after reimbursement                                                      251,262
                                                                                                        ------------
                     Investment income -- net                                                              1,029,676
                                                                                                        ------------

Realized &           Realized gain on investments -- net                                                     404,483
Unrealized Gain on   Change in unrealized appreciation on investments -- net                                 522,563
Investments -- Net                                                                                      ------------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations                                 $1,956,722
                                                                                                        ============

                     See Notes to Financial Statements.





Statements of Changes in Net Assets

                                                                                              For the Year Ended July 31,
                                                                                                  1997          1996
Increase (Decrease) in Net Assets:

Operations:          Investment income -- net                                                  $1,029,676    $1,146,648
                     Realized gain (loss) on investments -- net                                   404,483        (5,034)
                     Change in unrealized appreciation on investments -- net                      522,563       147,724
                                                                                             ------------  ------------
                     Net increase in net assets resulting from operations                       1,956,722     1,289,338
                                                                                             ------------  ------------

Dividends &          Investment income -- net:
Distributions to     Class A                                                                     (239,874)     (379,304)
Shareholders         Class B                                                                     (636,250)     (653,404)
(Note 1f):           Class C                                                                      (39,611)      (15,894)
                     Class D                                                                     (113,941)      (98,046)
                     In excess of realized gain on investments -- net:
                     Class A                                                                           --       (24,218)
                     Class B                                                                           --       (43,528)
                     Class C                                                                           --          (813)
                     Class D                                                                           --        (6,212)
                                                                                             ------------  ------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders                                                           (1,029,676)   (1,221,419)
                                                                                             ------------  ------------

Beneficial Interest  Net increase (decrease) in net assets derived from beneficial interest
Transactions         transactions                                                              (3,654,416)      453,019
(Note 4):                                                                                    ------------  ------------

Net Assets:          Total increase (decrease) in net assets                                   (2,727,370)      520,938
                     Beginning of year                                                         22,073,294    21,552,356
                                                                                             ------------  ------------
                     End of year                                                              $19,345,924   $22,073,294
                                                                                             ============  ============

                     See Notes to Financial Statements.





Financial Highlights

                                                                                           Class A
                                                                                                            For the Period
The following per share data and ratios have been derived                                                        May 6,
from information provided in the financial statements.                      For the Year Ended July 31         1994+ to
                                                                          1997         1996         1995     July 31, 1994
                                                                         ------       ------       ------    -------------
Increase (Decrease) in Net Asset Value:

Per Share         Net asset value, beginning of period                   $10.36       $10.29       $10.24       $10.00
Operating                                                                ------       ------       ------       ------
Performance:      Investment income -- net                                  .53          .56          .60          .13
                  Realized and unrealized gain on investments -- net        .46          .10          .06          .24
                                                                         ------       ------       ------       ------
                  Total from investment operations                          .99          .66          .66          .37
                                                                         ------       ------       ------       ------
                  Less dividends and distributions:
                  Investment income -- net                                 (.53)        (.56)        (.60)        (.13)
                  In excess of realized gain on investments -- net           --         (.03)        (.01)          --
                                                                         ------       ------       ------       ------
                  Total dividends and distributions                        (.53)        (.59)        (.61)        (.13)
                                                                         ------       ------       ------       ------
                  Net asset value, end of period                         $10.82       $10.36       $10.29       $10.24
                                                                         ======       ======       ======       ======

Total Investment  Based on net asset value per share                       9.86%        6.53%        6.65%        3.76%++++
Return:**                                                                ======       ======       ======       ======

Ratios to         Expenses, net of reimbursement                            .79%         .49%         .07%         .00%*
Average Net                                                              ======       ======       ======       ======
Assets:           Expenses                                                 1.33%        1.42%        1.65%        2.47%*
                                                                         ======       ======       ======       ======
                  Investment income -- net                                 5.08%        5.33%        5.92%        5.49%*
                                                                         ======       ======       ======       ======

Supplemental      Net assets, end of period (in thousands)               $3,862       $5,287       $7,715       $8,166
Data:                                                                    ======       ======       ======       ======
                  Portfolio turnover                                      40.53%       63.02%       28.16%       16.06%
                                                                         ======       ======       ======       ======


                                                                                            Class B
                                                                                                          For the Period
The following per share data and ratios have been derived                                                      May 6,
from information provided in the financial statements.                       For the Year Ended July 31       1994+ to
                                                                           1997         1996         1995   July 31, 1994
                                                                        -------      -------      -------   -------------
Increase (Decrease) in Net Asset Value:


Per Share         Net asset value, beginning of period                   $10.36       $10.29       $10.24       $10.00
Operating                                                               -------      -------      -------      -------
Performance:      Investment income -- net                                  .48          .50          .54          .12
                  Realized and unrealized gain on investments -- net        .46          .10          .06          .24
                                                                        -------      -------      -------      -------
                  Total from investment operations                          .94          .60          .60          .36
                                                                        -------      -------      -------      -------
                  Less dividends and distributions:
                  Investment income -- net                                 (.48)        (.50)        (.54)        (.12)
                  In excess of realized gain on investments -- net           --         (.03)        (.01)          --
                                                                        -------      -------      -------      -------
                  Total dividends and distributions                        (.48)        (.53)        (.55)        (.12)
                                                                        -------      -------      -------      -------
                  Net asset value, end of period                         $10.82       $10.36       $10.29       $10.24
                                                                        =======      =======      =======      =======

Total Investment  Based on net asset value per share                       9.30%        5.98%        6.11%        3.64%++++
Return:**                                                               =======      =======      =======      =======


Ratios to         Expenses, net of reimbursement                           1.30%        1.01%         .59%         .50%*
Average Net                                                             =======      =======      =======      =======
Assets:           Expenses                                                 1.84%        1.92%        2.16%        2.97%*
                                                                        =======      =======      =======      =======
                  Investment income -- net                                 4.57%        4.81%        5.40%        4.98%*
                                                                        =======      =======      =======      =======

Supplemental      Net assets, end of period (in thousands)              $11,703      $13,964      $12,104       $8,505
Data:                                                                   =======      =======      =======      =======
                  Portfolio turnover                                      40.53%       63.02%       28.16%       16.06%
                                                                        =======      =======      =======      =======
                * Annualized.
               ** Total investment returns exclude the effects of sales loads.
                + Commencement of Operations.
             ++++ Aggregate total investment return.

                  See Notes to Financial Statements.




Financial Highlights (concluded)
                                                                      Class C                           Class D
                                                                              For the                               For the
                                                                               Period                               Period
                                                                              Oct. 21,                             Oct. 21,
The following per share data and ratios have been derived    For the Year     1994+ to         For the Year        1994+ to
from information provided in the financial statements.       Ended July 31,   July 31,        Ended July 31,       July 31,
                                                           1997       1996     1995          1997         1996       1995

Increase (Decrease) in Net Asset Value:

Per Share         Net asset value, beginning of period     $10.36     $10.30     $9.89       $10.36       $10.29      $9.89
Operating                                                 -------    -------   -------      -------      -------    -------
Performance:      Investment income -- net                    .47        .49       .40          .52          .55        .46
                  Realized and unrealized gain on
                  investments -- net                          .47        .09       .42          .46          .10        .41
                                                          -------    -------   -------      -------      -------    -------
                  Total from investment operations            .94        .58       .82          .98          .65        .87
                                                          -------    -------   -------      -------      -------    -------
                  Less dividends and distributions:
                  Investment income -- net                   (.47)      (.49)     (.40)        (.52)        (.55)      (.46)
                  In excess of realized gain on
                  investments -- net                           --       (.03)     (.01)          --         (.03)      (.01)
                                                          -------    -------   -------      -------      -------    -------
                  Total dividends and distributions          (.47)      (.52)     (.41)        (.52)        (.58)      (.47)
                                                          -------    -------   -------      -------      -------    -------
                  Net asset value, end of period           $10.83     $10.36    $10.30       $10.82       $10.36     $10.29
                                                          =======    =======   =======      =======      =======    =======
Total Investment  Based on net asset value per share         9.29%      5.76%     8.44%++++    9.75%        6.42%      8.91%++++
Return:**                                                 =======    =======   =======      =======      =======    =======

Ratios to Average Expenses, net of reimbursement             1.42%      1.15%      .80%*        .90%         .61%       .23%*
Net Assets:                                               =======    =======   =======      =======      =======    =======
                  Expenses                                   1.95%      2.03%     2.27%*       1.44%        1.51%      1.74%*
                                                          =======    =======   =======      =======      =======    =======
                  Investment income -- net                   4.45%      4.67%     5.20%*       4.97%        5.21%      5.80%*
                                                          =======    =======   =======      =======      =======    =======
Supplemental      Net assets, end of period
Data:             (in thousands)                           $1,082       $712      $164       $2,699       $2,110     $1,569
                                                          =======    =======   =======      =======      =======    =======
                  Portfolio turnover                        40.53%     63.02%    28.16%       40.53%       63.02%     28.16%
                                                          =======    =======   =======      =======      =======    =======
                * Annualized.
               ** Total investment returns exclude the effects of sales loads.
                + Commencement of Operations.
             ++++ Aggregate total investment return.

                  See Notes to Financial Statements.




Merrill Lynch New Mexico Municipal Bond Fund            July 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch New Mexico Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

For the year ended July 31, 1997, FAM earned fees of $120,031, of which $112,203 was voluntarily waived. FAM also reimbursed the Fund additional expenses of $6,087.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                Account       Distribution
            Maintenance Fee       Fee

Class B          0.25%          0.25%
Class C          0.25%          0.35%
Class D          0.10%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                 MLFD     MLPF&S
Class A          $199     $2,319
Class D          $765     $7,991

For the year ended July 31, 1997, MLPF&S received contingent deferred sales charges of $74,568 and $64 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1997 were $8,418,378 and $11,160,567, respectively.

Net realized and unrealized gains as of July 31, 1997 were as follows:

                                    Realized      Unrealized
                                      Gains          Gains

Long-term investments               $404,483      $1,273,093
                                   ---------      ----------
Total                               $404,483      $1,273,093
                                   =========      ==========

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $1,273,093, all of which related to appreciated securities. The aggregate cost of investments at July 31, 1997 for Federal income tax purposes was $17,729,989.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(3,654,416) and $453,019 for the years ended July 31, 1997 and July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                              Dollar
Ended July 31, 1997                    Shares            Amount

Shares sold                           141,231        $1,483,036
Shares issued to shareholders
in reinvestment of dividends            6,350            66,621
                                 ------------      ------------
Total issued                          147,581         1,549,657
Shares redeemed                      (301,171)       (3,172,107)
                                 ------------      ------------
Net decrease                         (153,590)      $(1,622,450)
                                 ============      ============

Class A Shares for the Year                              Dollar
Ended July 31, 1996                    Shares            Amount

Shares sold                            35,804          $375,197
Shares issued to shareholders
in reinvestment of dividends
and distributions                       6,444            67,522
                                 ------------      ------------
Total issued                           42,248           442,719
Shares redeemed                      (281,275)       (2,905,316)
                                 ------------      ------------
Net decrease                         (239,027)      $(2,462,597)
                                 ============      ============

Class B Shares for the Year                              Dollar
Ended July 31, 1997                    Shares            Amount

Shares sold                           260,889        $2,740,720
Shares issued to shareholders
in reinvestment of dividends           27,133           284,566
                                 ------------      ------------
Total issued                          288,022         3,025,286
Automatic conversion
of shares                              (1,409)          (14,659)
Shares redeemed                      (553,456)       (5,843,171)
                                 ------------      ------------
Net decrease                         (266,843)      $(2,832,544)
                                 ============      ============

Class B Shares for the Year                              Dollar
Ended July 31, 1996                    Shares            Amount

Shares sold                           379,728        $3,988,696
Shares issued to shareholders
in reinvestment of dividends
and distributions                      20,659           216,452
                                 ------------      ------------
Total issued                          400,387         4,205,148
Shares redeemed                      (227,902)       (2,381,102)
                                 ------------      ------------
Net increase                          172,485        $1,824,046
                                 ============      ============

Class C Shares for the Year                              Dollar
Ended July 31, 1997                    Shares            Amount

Shares sold                            47,282          $492,323
Shares issued to shareholders
in reinvestment of dividends            2,768            29,059
                                 ------------      ------------
Total issued                           50,050           521,382
Shares redeemed                       (18,886)         (198,644)
                                 ------------      ------------
Net increase                           31,164          $322,738
                                 ============      ============

Class C Shares for the Year                              Dollar
Ended July 31, 1996                    Shares            Amount

Shares sold                            63,403          $667,096
Shares issued to shareholders
in reinvestment of dividends
and distributions                       1,180            12,350
                                 ------------      ------------
Total issued                           64,583           679,446
Shares redeemed                       (11,803)         (126,868)
                                 ------------      ------------
Net increase                           52,780          $552,578
                                 ============      ============

Class D Shares for the Year                              Dollar
Ended July 31, 1997                    Shares            Amount

Shares sold                            44,220          $462,121
Automatic conversion
of shares                               1,409            14,659
Shares issued to shareholders
in reinvestment of dividends            5,906            61,981
                                 ------------      ------------
Total issued                           51,535           538,761
Shares redeemed                        (5,806)          (60,921)
                                 ------------      ------------
Net increase                           45,729          $477,840
                                 ============      ============

Class D Shares for the Year                              Dollar
Ended July 31, 1996                    Shares            Amount

Shares sold                            53,269          $558,846
Shares issued to shareholders
in reinvestment of dividends
and distributions                       5,883            61,650
                                 ------------      ------------
Total issued                           59,152           620,496
Shares redeemed                        (7,864)          (81,504)
                                 ------------      ------------
Net increase                           51,288          $538,992
                                 ============      ============



INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch New Mexico Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New Mexico Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the related state-ments of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period May 6, 1994 (commencement of operations) to July 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch New Mexico Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 5, 1997


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch New Mexico Municipal Bond Fund during its taxable year ended July 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.